                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           BIO-RAD LABORATORIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     (5) Total fee paid:

     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                          BIO-RAD LABORATORIES, INC.
                            1000 Alfred Nobel Drive
                          Hercules, California 94547

                               -----------------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                          BIO-RAD LABORATORIES, INC.
                           TO BE HELD APRIL 23, 2002

                               -----------------

TO THE STOCKHOLDERS OF BIO-RAD LABORATORIES, INC.:

   The annual meeting of the stockholders of Bio-Rad Laboratories, Inc. ("Bio-Rad" or the "Company") will be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547 on Tuesday, April 23, 2002 at 4:00 p.m., Pacific Time, to consider and vote on:

   (1) The election of two directors of the Company by the holders of outstanding Class A Common Stock and five directors of the Company by the holders of outstanding Class B Common Stock;

   (2) A proposal to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2002;

   (3) A proposal to amend the Amended 1988 Employee Stock Purchase Plan to increase the number of shares authorized for sale thereunder by 400,000; and

   (4) Such other matters as may properly come before the meeting and at any adjournments or postponements thereof.

   The Board of Directors of the Company has fixed the close of business on March 8, 2002 as the record date for the determination of the stockholders entitled to notice of and to vote at this annual meeting and at any adjournments or postponements thereof. The stock transfer books of the Company will not be closed.

   All stockholders are invited to attend the annual meeting in person, but those who are unable to do so are urged to execute and return promptly the enclosed Proxy in the provided postage-paid envelope. Since a majority of the outstanding shares of each class of common stock of the Company must be present or represented at the annual meeting to elect directors and conduct the other business matters referred to above, your promptness in returning the enclosed Proxy will be greatly appreciated. Your Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting and revoke your Proxy.

   All stockholders who attend the annual meeting are invited to join the Company for a reception with hors d'oeuvres immediately following the meeting.

                                          By order of the Board of Directors
                                          BIO-RAD LABORATORIES, INC.

                                          SANFORD S. WADLER, Secretary

Hercules, California
April 1, 2002

                          BIO-RAD LABORATORIES, INC.
                            1000 Alfred Nobel Drive
                          Hercules, California 94547

                               -----------------

                                PROXY STATEMENT

                               -----------------

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 23, 2002

Information Regarding Proxies

   The enclosed Proxy is solicited on behalf of the Board of Directors of Bio-Rad Laboratories, Inc., a Delaware corporation ("Bio-Rad" or the "Company"), in connection with the annual meeting of stockholders of the Company to be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547 on Tuesday, April 23, 2002 at 4:00 p.m., and at any adjournments or postponements thereof. Copies of this Proxy Statement and the accompanying notice and Proxy Card are first being mailed to all stockholders entitled to vote on or about April 1, 2002.

   The Company will pay the cost of this Proxy solicitation. In addition to solicitation by use of the mails, proxies may be solicited from stockholders of the Company by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries and for reimbursement of their reasonable expenses incurred in connection therewith. The Company may retain Georgeson Shareholder Services, a proxy solicitation firm, to solicit proxies in connection with the annual meeting, at an estimated cost of $6,000.00.

   Shares for which a properly executed Proxy in the enclosed form is returned will be voted at the annual meeting in accordance with the directions on such Proxy. If no voting instructions are indicated with respect to one or more of the proposals, the Proxy will be voted in favor of the proposal(s), and to approve those other matters that may properly come before the annual meeting at the discretion of the person named in the Proxy. Any Proxy may be revoked by the record owner of the shares at any time prior to its exercise by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date or by attending the meeting in person and announcing such revocation. Attendance at the annual meeting will not, by itself, constitute revocation of a Proxy.

Voting Securities

   The securities of the Company entitled to vote at the meeting consist of shares of its Class A Common Stock and Class B Common Stock, both $0.0001 par value (collectively, "Common Stock"). 20,098,301 shares of Class A Common Stock and 4,875,492 shares of Class B Common Stock were issued and outstanding at the close of business on March 8, 2002. These share numbers reflect the Company's two-for-one stock split effected in the form of a 100% stock dividend. Only stockholders of record at the close of business on March 8, 2002 will be entitled to notice of and to vote at the meeting. The presence, in person or by Proxy, of the holders of a majority of the Voting Power will constitute a quorum for the transaction of business, provided, however, that the election of the Class A and Class B directors shall require the presence, in person or by Proxy, of the holders of a majority of the outstanding shares of each respective class. Each share of Class A Common Stock is entitled to one-tenth of a vote and each share of Class B Common Stock is entitled to one vote, except in the election of directors and any other matter requiring the vote of one or both classes of Common Stock voting separately. The sum of one-tenth the number of outstanding shares of Class A Common Stock and the number of outstanding shares of Class B Common Stock constitutes the "Voting Power" of the Company.

   The holders of Class A Common Stock, voting as a separate class, are entitled to elect two directors. The holders of Class B Common Stock, also voting as a separate class, are entitled to elect the other directors. The stockholders do not have any right to vote cumulatively in any election of directors. Under Delaware law, directors elected by each class shall be elected by a plurality of the votes in the respective class.

   On all other matters submitted to a vote at the annual meeting (except matters requiring the vote of one or both classes voting separately), the affirmative vote of the holders of a majority of the Voting Power present in person or represented by Proxy is necessary for approval. The Board of Directors is not aware of any matters that might come before the meeting other than those mentioned in this Proxy Statement. If, however, any other matters properly come before the annual meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

   Under the Company's Bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) with respect to the directors to be elected by each class of Common Stock, the director nominees receiving the highest number of votes, up to the number of directors to be elected by that class, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and
(3) proxies that reflect abstentions as to a particular proposal will be treated as voted for purposes of determining the approval of that proposal and will have the same effect as a vote against that proposal, while proxies that reflect broker non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

   There is no statutory or contractual right of appraisal or similar remedy available to those stockholders who dissent from any matter to be acted upon.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

   The following table presents certain information as of March 8, 2002 (except as noted below), with respect to Class A Common Stock and Class B Common Stock beneficially owned by: (i) any person who is known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock of either class, (ii) each director of Bio-Rad, (iii) certain executive officers of Bio-Rad named in the "Summary Compensation Table" of this Proxy Statement, and (iv) all directors and executive officers of Bio-Rad as a group. The address for all executive officers and directors is c/o Bio-Rad Laboratories, Inc., 1000 Alfred Nobel Drive, Hercules, California, 94547.

                                           Class A Common Stock(1)    Class B Common Stock
                                          ------------------------  ------------------------
                                          Number of Shares          Number of Shares
       Name and, with Respect to           and Nature of   Percent   and Nature of   Percent
      Owner of 5% or More, Address          Ownership(2)   of Class   Ownership(2)   of Class
      ----------------------------        ---------------- -------- ---------------- --------
Blue Raven Partners, L.P.(3).............           --        0.0%     4,060,054       83.3%
 1000 Alfred Nobel Drive
 Hercules, CA 94547

Private Capital Management, Inc.(4)......    1,074,649        5.3%            --        0.0%
 8889 Pelican Bay Boulevard
 Suite 500
 Naples, FL 34108

Bernard A. Egan..........................    1,586,988        7.9%            --        0.0%
 1900 Old Dixie Highway
 Fort Pierce, FL 34946

David and Alice N. Schwartz(5)(6)(9).....    3,211,048       16.0%     4,453,335       86.8%
 Bio-Rad Laboratories, Inc.
 1000 Alfred Nobel Drive
 Hercules, CA 94547

Norman Schwartz(5)(7)(8)(9)..............      211,454        1.1%     4,089,705       83.5%
 Bio-Rad Laboratories, Inc.
 1000 Alfred Nobel Drive
 Hercules, CA 94547

Steven Schwartz(5)(7)(10)................      164,919        0.8%     4,068,454       83.4%
 Bio-Rad Laboratories, Inc.
 1000 Alfred Nobel Drive
 Hercules, CA 94547

James J. Bennett(9)......................       67,514        0.3%        47,454        1.0%

John Goetz(9)............................       39,598        0.2%            --        0.0%

Albert J. Hillman(9).....................        8,908        0.0%         8,234        0.2%

Ruediger Naumann-Etienne(9)..............        2,500        0.0%           100        0.0%

Philip L. Padou(9).......................           --        0.0%            --        0.0%

Sanford S. Wadler(9).....................       44,313        0.2%            --        0.0%

All directors and executive officers as a
  group(9) (10 persons)..................    3,619,707       17.9%     4,538,674       88.1%

--------
 (l) Excludes Class A Common Stock that may be acquired on conversion of Class B Common Stock. Class B Common Stock may be converted to Class A Common Stock on a one for one basis and, if fully converted, would result in the following percentage beneficial ownership of Class A Common Stock: Blue Raven Partners 16.3%; Private Capital Management, Inc. 4.3%; Bernard A. Egan 6.4%; David and Alice N.

     Schwartz 30.4%; Norman Schwartz 17.2%; Steven Schwartz 17.0%; James J. Bennett 0.5%; John Goetz 0.2%; Albert J. Hillman 0.1%; Ruediger Naumann-Etienne 0.0%; Philip L. Padou 0.0%; Sanford S. Wadler 0.2%; and all directors and executive officers as a group 32.2%. Management considers any substantial conversions by the executive officers or directors listed in the table to be highly unlikely.

 (2) Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares. Number of shares is based on the statements of the stockholders where not identified specifically in the stockholder register.

 (3) David Schwartz, Alice N. Schwartz, Norman Schwartz and Steven Schwartz are general partners of Blue Raven Partners, L.P., a California limited partnership (the "Partnership"), and, as such, share voting and dispositive power over the Class B Common Stock held by the Partnership.

 (4) Based solely on an amended Schedule 13G filed on February 15, 2002 with the Securities and Exchange Commission pursuant to Rules 13d-1(b) of the Exchange Act.

 (5) Includes 4,060,054 shares of Class B Common Stock held by the Partnership.

 (6) David and Alice N. Schwartz each have a one-half community property interest in these shares. Includes 41,176 shares of Class B Common Stock held by DANSA Partners Limited, a California limited partnership, of which David and Alice N. Schwartz are general partners.

 (7) Norman Schwartz and Steven Schwartz are sons of David and Alice N.
     Schwartz.

 (8) Includes 8,400 shares owned by Norman Schwartz's wife, as to which Norman Schwartz disclaims any beneficial ownership.

 (9) Includes shares with respect to which such persons have the right to acquire beneficial ownership immediately or within sixty days of March 8, 2002, under the Company's employee stock purchase plan and stock option agreements, as follows: David Schwartz, 254,661 Class B shares; Norman Schwartz, 21,251 Class B shares; James J. Bennett, 44,616 Class A shares; John Goetz, 23,566 Class A shares; Sanford S. Wadler, 31,500 Class A shares; and all directors and officers as a group, 116,142 Class A shares and 275,912 Class B shares.

(10) Includes 8,400 shares owned by Steven Schwartz's wife, as to which Steven Schwartz disclaims any beneficial ownership.

                           I.  ELECTION OF DIRECTORS

   The Board of Directors currently has seven members. The seven persons nominated are listed in the following table as the candidates nominated by management for the respective class of Common Stock indicated. All are currently directors of the Company with terms expiring as of the date of the annual meeting of stockholders or on election and qualification of their successors. David Schwartz and Alice N. Schwartz are husband and wife; Norman Schwartz is their son. No other family relationships exist among the Company's current and nominated directors or executive officers.

   The directors elected at this meeting will serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. It is the intention of the persons named in the Proxy to vote the shares subject to such Proxy for the election as directors of the persons listed in the following table. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in the event that at the meeting or any adjournments or postponements thereof any nominee declines or is unable to serve, the persons named in the enclosed Proxy will, in their discretion, vote the shares subject to such Proxy for another person selected by them for director.

                          Class of
                           Common
                           Stock                Present Principal Employment and          Director
          Name            to Elect Age             Prior Business Experience               Since
          ----            -------- --- -------------------------------------------------- --------
James J. Bennett......... Class B  73  Chief Operating Officer of the Company since 1993    1977
                                       and Executive Vice President of the Company since
                                       1996; Vice President and Group Manager, Clinical
                                       Diagnostics of the Company from 1985 to 1993;
                                       Vice President and Chief Operating Officer of the
                                       Company from 1977 to 1985.

Albert J. Hillman........ Class A  70  Of Counsel to the law firm of Townsend and           1980
                                       Townsend and Crew since 1995 and partner in the
                                       firm from 1965 to 1995, which firm serves as
                                       patent counsel for the Company.

Ruediger Naumann-Etienne. Class B  54  Owner and Managing Director of Intertec; Group       2001
                                       Chairman and Chief Executive Officer of Quinton;
                                       Director of Laserscope; Chairman and CEO of
                                       OEC Medical Systems from 1993 to 1999;
                                       President and Chief Operating Officer of Diasonics
                                       from 1987 to 1990.

Philip L. Padou.......... Class A  67  Retired since 1991; Vice President and Chief         1980
                                       Financial Officer of Ozier Perry and Associates (a
                                       risk assessment software and consulting company)
                                       from 1987 to 1991.

Alice N. Schwartz........ Class B  75  Retired since 1979; Research Associate, University   1967
                                       of California, from 1972 to 1978.

David Schwartz........... Class B  78  President, Chief Executive Officer and Chairman of   1957
                                       the Board of the Company since 1957.

Norman Schwartz.......... Class B  52  Vice President of the Company since 1989 and         1995
                                       Group Manager, Life Science of the Company since
                                       1997; Group Manager, Clinical Diagnostics of the
                                       Company from 1993 to 1997.

   In January 1997, the Company entered into a non-competition and employment continuation agreement with James J. Bennett pursuant to which management of the Company has agreed to nominate him as director for a period of three years following his resignation from his present position. See "Executive Compensation and Other Information."

   In addition to James J. Bennett, David Schwartz and Norman Schwartz, the following persons were executive officers of the Company during all of 2001:
John Goetz, Ronald W. Hutton, and Sanford S. Wadler. John Goetz (age 52) was appointed Vice President and Group Manager of the Clinical Diagnostics Group in 2000. Previously, he held various positions within Bio-Rad since joining the Company in 1974 including Plant Engineer, Manufacturing Manager, Division Manager of QSD and Operations Manager of the Diagnostics Group. Ronald W. Hutton (age 44) has been Treasurer of the Company since 1997. Previously, he was Director of Treasury at Kaiser Aluminum & Chemical Corporation from 1993 to 1997. Sanford S. Wadler (age 55) has been General Counsel and Secretary since 1989 and was appointed Vice President in 1996. The Company's executive officers also serve in various management capacities with wholly owned subsidiaries of Bio-Rad.

   The Board of Directors recommends that you vote FOR the above-named director nominees for the class or classes of Common Stock that you hold.

                     COMMITTEES OF THE BOARD OF DIRECTORS

   The Board of Directors of the Company has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or other committees performing similar functions. During 2001, the Board of Directors held a total of 10 meetings (including regularly scheduled and special meetings) and no director, except new directors this year, attended fewer than 75% of such meetings or meetings of any committee on which such director served.

   Currently, the Audit Committee is composed of Albert J. Hillman, Ruediger Naumann-Etienne and Philip L. Padou. All three committee members are "independent" directors, as determined in accordance with Rule 121(A) of the American Stock Exchange's regulations. The Audit Committee recommends to the Board of Directors the firm to be employed by the Company as its independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting policies and its system of internal accounting controls. The Audit Committee met four times in the year 2001. A more complete discussion is provided in the "Report of the Audit Committee of the Board of Directors" of this Proxy Statement.

   The Compensation Committee, consisting of two non-employee directors, Albert
J. Hillman and Philip L. Padou, met twice in 2001. The Compensation Committee reviews and approves the Company's executive compensation policies. A more complete discussion is provided in the "Report of the Compensation Committee of the Board of Directors" of this Proxy Statement.

             CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

   In 2001, Townsend and Townsend and Crew, the patent law firm to which Albert
J. Hillman is Of Counsel, rendered legal services to the Company. The Board of Directors has relied upon the Company's General Counsel to determine that the services of Townsend and Townsend and Crew were provided on terms at least as fair to the Company as if they had been provided by a non-affiliate. The General Counsel is responsible for the management of all of the Company's relationships with providers of legal services.

                           COMPENSATION OF DIRECTORS

   Pursuant to the policy of the Board of Directors of Bio-Rad, directors who are not also employees of Bio-Rad are paid a fee of $1,600 per month plus $100 for any meetings in excess of sixteen per year for serving as directors. Audit Committee members are paid an additional $625 per month.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

   The following Summary Compensation Table presents compensation paid or accrued by the Company for services rendered during 2001, 2000 and 1999 by the CEO and the four other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") whose total annual salary and bonus exceeded $100,000 in 2001.

                          SUMMARY COMPENSATION TABLE

                                                               Long-Term
                                     Annual Compensation(1) Compensation(2)
                                     ---------------------- ---------------
                                                                Shares
              Name and                                        Underlying       All Other
         Principal Position          Year  Salary   Bonus       Options     Compensation(3)
         ------------------          ---- -------- -------- --------------- ---------------
David Schwartz...................... 2001 $528,835 $271,882          0         $591,967(4)
 President, CEO and Chairman         2000 $525,314 $260,825     74,000         $594,067(4)
                                     1999 $528,673 $249,167     38,500         $594,419(4)

James J. Bennett.................... 2001 $494,000 $266,482          0         $  8,500
 Executive Vice President and        2000 $473,889 $245,046     19,750         $  8,000
 Chief Operating Officer             1999 $445,957 $220,287      7,500         $  8,000

Norman Schwartz..................... 2001 $316,252 $154,644          0         $  8,500
 Vice President and Group Manager    2000 $287,914 $ 94,625     12,500         $  8,000
                                     1999 $254,210 $ 97,298      3,750         $  8,000

John Goetz.......................... 2001 $300,190 $137,256          0         $  8,500
 Vice President and Group Manager    2000 $251,756 $129,019     11,590         $  8,000
                                     1999 $209,538 $ 25,623      2,500         $  8,000

Sanford S. Wadler................... 2001 $295,218 $      0          0         $  8,500
 Vice President, General Counsel and 2000 $315,512 $145,114     14,000         $  8,000
 Secretary                           1999 $270,418 $123,429      3,000         $  8,000

--------
(1) All other annual compensation amounts not included elsewhere in this proxy statement for each of the Named Executive Officers were less than the amounts required for separate reporting and are included in salary. The Bonus amounts are payments made in 2000, 2001 and 2002 respectively, for services rendered in the immediately preceding year.

(2) There have been no restricted stock awards or payouts under long-term incentive plans during the fiscal years reflected on this table.

(3) Except as described in number (4) below, amounts reported are contributions made pursuant to the Employees' Deferred Profit Sharing Retirement Plan. A more complete discussion is provided in the section titled "Profit Sharing Plan Contributions" of the "Report of the Compensation Committee of the Board of Directors" in this Proxy Statement.

(4) The Company is a party to a "split dollar" life insurance agreement with a trust established by David Schwartz and Alice Schwartz under which the trust is the beneficiary of a life insurance policy insuring the lives of David Schwartz and Alice Schwartz for which the Company pays the premiums. Upon the deaths of David Schwartz and Alice Schwartz prior to the termination of the agreement, a portion of the premiums previously advanced by the Company under the insurance policy will be repaid to the Company. A more complete discussion is provided in the section titled "President's Compensation" of the "Report of the Compensation Committee of the Board of Directors" in this Proxy Statement.

                             OPTION GRANTS IN 2001

   There were no options granted to the Named Executive Officers in 2001.

   The following table presents the number of shares for which options were exercised in 2001, as well as the number of exercisable and unexercisable options held by the Named Executive Officers at December 31, 2001.

                    AGGREGATE OPTION EXERCISES IN 2001 AND
                        DECEMBER 31, 2001 OPTION VALUES

                                                           Number of
                                                     Securities Underlying     Value of Unexercised
                                                    Unexercised Options at    In-The-Money Options at
                                                       December 31, 2001       December 31, 2001(1)
                                                   ------------------------- -------------------------
                                Shares
                               Acquired    Value
            Name              on Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
            ----              ----------- -------- ----------- ------------- ----------- -------------
David Schwartz...............    6,106    $ 83,286   263,925      168,749    $13,329,673  $8,779,814

James J. Bennett.............   25,136    $226,610    33,490       40,874    $ 1,713,685  $2,138,701

Norman Schwartz..............        0    $      0    23,126       24,374    $ 1,144,001  $1,239,414

John Goetz...................        0    $      0    19,646       21,134    $   998,279  $1,106,747

Sanford S. Wadler............        0    $      0    26,500       25,500    $ 1,340,245  $1,334,355

--------
(1) The closing prices of Class A Common Stock and Class B Common Stock at December 31, 2001 were $31.65 and $32.00 per share, respectively. These prices and share numbers have been adjusted for the two-for-one stock split that was effective March 7, 2002.

Other Executive Compensation

   In January 1997, the Company entered into a non-competition and employment continuation agreement with James J. Bennett, its Executive Vice President and Chief Operating Officer and a Director of the Company. Under the terms of this Agreement, Mr. Bennett will give the Company six months' notice of any intention to resign from his present position and will not compete with the Company for two years after the end of his employment with Bio-Rad. Management has agreed to nominate him as director for a period of three years following his resignation from his present position. Following his resignation from his present position, Mr. Bennett will continue to serve as an employee and perform mutually agreed tasks for six weeks in each twelve-month period for up to five years from his resignation. For those six weeks, he will be paid his weekly salary in effect at the time of his resignation plus $2,500 per week. For mutually agreed assignments extending beyond the six weeks, or if Mr. Bennett does not remain a director, his compensation would be at his weekly pay rate in effect at the time of his resignation from his present position. He will be entitled to exercise his stock options for a period of four years after the end of his employment with Bio-Rad.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Compensation Committee is composed of Albert J. Hillman and Philip L. Padou. The Company currently has no interlocking relationships with another entity involving any of its Compensation Committee members, and no executive officer of the Company serves on the Compensation Committee. James J. Bennett, David Schwartz and Norman Schwartz participate in general Board of Directors' discussions of compensation, bonuses and stock options. David, Norman and Alice
N. Schwartz were absent from and did not participate in the discussions or decisions concerning the President's compensation.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

   The Compensation Committee was formed in December 1993. The function of the Compensation Committee is to review and approve the compensation arrangements for the Company's senior management and any compensation plans in which the executive officers and directors are eligible to participate. The Compensation Committee of the Board of Directors has furnished the following report on executive compensation, which also refers to decisions made by Philip L. Padou, Albert J. Hillman and other members of the Board of Directors prior to the formation of the Compensation Committee.

Objectives and Overview

   The overall objectives of the Company's executive compensation programs are:

  .   to attract, retain and motivate key executive talent;

  .   to reward key executives based on business performance;

  .   to align executive incentives with the interests of stockholders; and

  .   to encourage the achievement of Company objectives.

   Executive compensation consists of four components: (1) base salary; (2) annual and special incentive bonus payments; (3) long-term incentives in the form of stock options; and (4) contributions to the Company's profit sharing plan. The Company strives to provide a competitive total compensation package to senior management based on professionally compiled surveys of broad groups of companies of comparable size within related industries.

Base Salary

   Each year, the Company obtains studies of compensation trends, practices and levels from a variety of nationally recognized independent compensation surveys in order to determine the competitiveness of the pay structure for its senior managers. Within the comparative groups of companies surveyed, the Company sets executive base salaries and total compensation near and below the arithmetic mean of the surveys, respectively. Each executive's base salary is determined by an assessment of the executive's job description and current salary in relation to the salary range designated for the position in the compensation surveys. Adjustments are made when necessary to reflect changes in responsibilities or competitive industry pressures. Each executive's performance is evaluated annually to determine individual merit increases within the overall guidelines established in each year's budget process. For 2001, the Company merit increase guideline was 5.5% and was based on the compensation surveys.

Incentive Bonus Payments

   Executive officers of the Company, including the President, are eligible for an annual incentive bonus and special bonuses, determined as a percentage of the officers' eligible wages. Annual bonuses are awarded to executive officers, including the President and other key employees of the Company and its operating units, who meet certain annual Company and operating unit goals, which are previously established by senior management. In 2001, the performance factors used in calculating bonuses included sales volume, direct contribution and inventory and/or receivable management turns, as measured against annual objectives. Performance goals have been established for the Company as a whole and for each operating unit. Bonuses are determined using these performance factors and comparisons to competitive industry standards. The bonus calculation is weighted between Company performance and operating unit performance according to the responsibilities of each executive. Incentive bonuses may be awarded in cash and/or stock.

   Bonuses for performance in 2001 were awarded in March 2002 and ranged from 0% to 53.94% of base salaries. Bonuses for 2000 were awarded in March 2001 and ranged from 0.85% to 51.75% of base salaries. Bonuses for 1999 were awarded in March 2000 and ranged from 0.31% to 49.4% of base salaries. Because bonuses are based on growth and profitability, trends in bonus awards generally track operating unit and Company performance. Special bonuses are awarded only on completion of specific projects or transactions.

Long-Term Incentives

   The Company provides its executive officers and other key employees with long-term incentive compensation through the grant of stock options. The Company believes that stock options provide the Company's key employees with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock. Stock options are intended to align executive interests with the interests of stockholders and therefore directly motivate senior management to maximize long-term stockholder value. The stock options also create an incentive to remain with the Company for the long term because the options are vested over a four or five-year period. Because all options are granted at no less than the fair market value of the underlying stock on the date of grant, stock options provide value to the recipients only when the price of Bio-Rad Common Stock increases over time.

   The Board of Directors has delegated certain responsibilities of administration of the Company's stock option plans to the Stock Option Award Committee. The Stock Option Award Committee is composed of Albert J. Hillman and Philip L. Padou and is responsible for determining the timing and distribution of grants subject to the terms of the current option plans. The Stock Option Award Committee also determines the total number of shares granted and the allocation of shares to individual executive officers and key employees. Recommendations from senior management and other factors are considered including: the responsibility level, individual performance and contribution to the Company's business of each officer and key employee. The option grants are submitted to the Board of Directors for ratification and the date of grant is the date of the Board of Directors meeting. In 2001, the Company granted no options to any executive officers or key employees.

Profit Sharing Plan Contributions

   The Company's employees who are directors or officers are entitled to participate in the Bio-Rad Laboratories, Inc. Employees' Deferred Profit Sharing Retirement Plan ("Profit Sharing Plan") on the same basis as all other Company employees. The Profit Sharing Plan covers all full-time employees of the Company, or any of its participating subsidiaries, who have completed one year of service. Contributions to the Profit Sharing Plan are determined each year by the Board of Directors in its sole discretion and are allocated among each participant based on the ratio his or her compensation bears to the aggregate compensation of all participants. For 2001, the Board of Directors approved a contribution of 5% of eligible compensation. Participants are vested 100% after five years of service, but funds are not distributed until retirement, termination of employment with the Company or as required by regulation or law.

President's Compensation

   For 2001, the Compensation Committee was primarily responsible for determining and approving the President's compensation. The President's compensation was compared with compensation of other CEOs in the above-mentioned surveys and proxy statements for comparable companies. David Schwartz's salary is typically set within the mid-range of CEO's salaries surveyed for comparable companies. There was no change to Mr. Schwartz's salary in 1999, 2000 or 2001.

   The President's annual bonus is based on the achievement of the Company's financial goals. The same performance criteria are used to calculate his annual bonus as those established for other eligible executive officers. These criteria are discussed above under Incentive Bonus Payments. A bonus was paid in 2002 based on performance against previously established growth and profitability targets for 2001.

   In addition, in 2001, Mr. Schwartz received "split dollar" life insurance benefits from the Company. The Board of Directors of the Company has determined that in the event of the demise of David Schwartz and Alice Schwartz, their heirs might be required to sell a significant amount of their holdings in the Company in order to satisfy estate taxes. As the Board believes that such event might result in a major disruption in the trading of the stock, it has determined that it is in the best interest of all shareholders to procure a life insurance policy that would provide proceeds to the heirs for the payment of such taxes. The Company is a party to a "split dollar" life insurance agreement with a trust established by David Schwartz and Alice Schwartz for their heirs under which the trust is the beneficiary of a life insurance policy insuring the lives of David Schwartz and Alice Schwartz for which the Company pays the premiums. Upon the death of each of David Schwartz and Alice Schwartz prior to the termination of the agreement, a portion of the premiums previously advanced by the Company under the insurance policy will be repaid to the Company. Included in the compensation amounts shown for David Schwartz in fiscal year 2001 is $595,067, representing the premium payment by the Company in such year.

   To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax consequences to the Company and to its executives of various payments and benefits. Some types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depend upon the timing of an executive's vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. For these and other reasons, the Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                                          THE COMPENSATION COMMITTEE

                                          Albert J. Hillman
                                          Philip L. Padou

   The compensation committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these acts

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   Our audit committee was established on September 24, 1992, and adopted its audit committee charter on June 7, 2000. During fiscal 2001, the audit committee of the Board of Directors was comprised of Albert J. Hillman, Ruediger Naumann-Etienne and Philip L. Padou who were "independent" directors, as determined in accordance with Rule 121(A) of the American Stock Exchange's regulations. Albert J. Hillman and Ruediger Naumann-Etienne joined the Audit Committee in October 2001; Philip L. Padou joined the Audit Committee in September 1992.

   Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting practices and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The following is the Audit Committee's report submitted to the Board of Directors for the fiscal year ended December 31, 2001.

   The audit committee has:

  . reviewed and discussed the Company's audited financial statements with management;

  . discussed with Arthur Andersen LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and

  . received from Arthur Andersen LLP the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed the auditors' independence with them.

   Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

   Audit Fees: The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements (including all the Company's subsidiaries) for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $1,045,552.

   Financial Information Systems Design and Implementation Fees: For the fiscal year ended December 31, 2001, the Company paid no fees to its principal accountants for professional services rendered in connection with the operation, supervision or management of the Company's information systems or local area network, or for the design or implementation of a hardware or software system for aggregating source data underlying the Company's financial statements, or generating information that is significant to such statements, taken as a whole.

   All Other Fees: The aggregate fees billed for services rendered by the Company's principal accountants, other than described above, for the fiscal year ended December 31, 2001 were $211,752.

   The Company's audit committee has considered whether the provision of services described above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees" are compatible with maintaining the principal accountant's independence, and has determined that the provision of such services to the Company does not compromise the principal accountant's independence.

                                          THE AUDIT COMMITTEE

                                          Albert J. Hillman
                                          Ruediger Naumann-Etienne
                                          Philip L. Padou

   The audit committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these acts.

                            STOCK PERFORMANCE GRAPH

   The following graph compares the cumulative stockholder returns over the past five years for the Company's Class A Common Stock, the American Stock Exchange Market Value Index and a selected peer group/(1)/, assuming $100 invested on December 31, 1996, and reinvestment of dividends:

                                    [CHART]

           Bio-Rad       Peer Group         AMEX
1996    105.72687220    102.6680396     106.3933021
1997     92.07048458    101.8830992     129.0389070
1998     74.00881057    126.3668569     131.2843150
1999     82.37885463    121.5299298     169.5985262
2000    112.07048460    213.2775542     176.7907630
2001    223.07268720    198.3296408     170.5670978


(1) The peer group consists of the following public companies: Beckman Coulter; Becton Dickinson; Diagnostic Products; Invitrogen; Meridian Bioscience; Millipore; and PerkinElmer Inc. Companies in the peer group reflect Bio-Rad's participation in two different markets: life science research products and clinical diagnostics. No single public or private company has a comparable mix of products which serve the same markets. In many cases, only one division of a peer group company competes in the same markets as Bio-Rad. Collectively, the peer group reflects products and markets similar to those of Bio-Rad.

   This stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these acts.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities ("Insiders"), to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Insiders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports which they file.

   To the Company's knowledge, based solely upon its review of the copies of such reports furnished to the Company and written representations from certain Insiders that no other reports were required, during the fiscal year ended December 31, 2001 all Section 16(a) filing requirements applicable to Insiders were complied with, with the following exceptions: (i) certain Form 4 filings for Thomas Chesterman, James Stark, David Schwartz and Alice Schwartz were delayed; (ii) the Form 5 filings for 2000 for David Schwartz and Norman Schwartz were delayed; (iii) the Form 3 filing for Dr. Ruediger Etienne-Naumann was delayed and (iv) the Form 5 filing for 2001 for Dr. Ruediger Etienne-Naumann was delayed.

            II.  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   The Board of Directors has selected Arthur Andersen LLP, independent public accountants, to serve as Bio-Rad's auditors for the fiscal year ending December 31, 2002. A representative of Arthur Andersen LLP is expected to be present at the annual meeting of stockholders to make a statement if he or she desires to do so and to respond to appropriate questions.

   Although it is not required to do so, Bio-Rad wishes to provide stockholders with the opportunity to express their opinion on the selection of auditors, and accordingly is submitting a proposal to ratify the selection of Arthur Andersen LLP. If the stockholders should fail to ratify this proposal, the Board of Directors will consider the selection of another auditing firm.

   The Board of Directors recommends that you vote FOR ratification of Arthur Andersen LLP to serve as the Company's auditors for the fiscal year ending December 31, 2002.

                  III.   APPROVAL OF AMENDMENT TO THE AMENDED
                         1988 EMPLOYEE STOCK PURCHASE PLAN

   The Amended 1988 Employee Stock Purchase Plan (the "Purchase Plan") was approved by stockholders in its original form in 1988. The original Purchase Plan authorized the use of 300,000 newly issued shares and 300,000 outstanding shares, purchased from the open market, for sale to eligible employees at a discount of 15%. The original Purchase Plan was amended in 1992, 1994 and 1999 to authorize an aggregate of 600,000 additional newly issued shares (to a new total of 900,000 newly issued shares) and the resale of 290,000 additional shares (to a new total of 590,000 shares). As of December 31, 2001, 7,545 shares remain authorized and available. The addition of shares to the Purchase Plan is necessary to continue availability of shares for purchase by employees. (All share numbers in this section have been adjusted for stock splits, including the two-for-one stock split of the Company's Class A and Class B Common Stock effected in the form of a stock dividend paid on March 7, 2002.)

The Amendment

   Subject to stockholder approval, the Board of Directors has approved an amendment to the Purchase Plan increasing by 400,000 the authorized number of shares to be sold to employees participating in the Purchase Plan. These shares may be newly issued or outstanding shares purchased from the open market.

Description of the Purchase Plan

   The following is a general summary of the principal provisions of the Purchase Plan, including the amendment described above. A copy of the proposed amendment is set forth in Appendix A to this Proxy Statement. This summary is not intended to be complete and reference should be made to the Purchase Plan as it is proposed to be amended for a complete statement of its terms and provisions. Any stockholder who desires to review the text of the Purchase Plan can obtain a copy by writing to the Company's Secretary.

   The Purchase Plan is intended to provide employees with an equity interest in the Company and to enhance the employees' sense of participation in Company affairs. The Purchase Plan is designed to meet the requirements of Section 423 of the Internal Revenue Code and afford to participating employees the tax benefits available under Section 423. See "Federal Income Tax Consequences."

   A committee of the Board of Directors or an administrator selected by the Board administers the Purchase Plan consistent with Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The committee or administrator designates the enrollment period, scheduled purchase dates and other such administrative matters. Significant modifications, such as increasing the number of authorized shares, require approval of the stockholders.

   All full-time employees of the Company and participating subsidiaries, including officers and directors who are also employees, are eligible to participate in the Purchase Plan after six months of employment. All eligible employees have equal rights and privileges under the Purchase Plan. Employees owning five percent or more of the Voting Power of the Company are not eligible to participate in the Purchase Plan. Any eligible employee may enroll in the Purchase Plan as of the first trading day of any three-month period. As of December 31, 2001, approximately 2,024 employees were eligible to participate and approximately 423 were enrolled in the Purchase Plan.

   Participating employees may elect to make contributions to the Purchase Plan through payroll deductions at a designated percentage of monthly base earnings from the Company up to a maximum of 10%. No employee is permitted under the Purchase Plan to purchase Common Stock at a rate which exceeds $25,000 of fair market value of Common Stock in any calendar year. At any time before a scheduled purchase date, a participant may elect to withdraw funds contributed to the Purchase Plan.

   The cost for each share purchased is 85% of the lower of the fair market value on the first trading day or the last trading day of an enrollment period. The length of each enrollment period is currently three months. As of March 8, 2002 the closing market price of Class A Common Stock was $33.00.

   The following shares of Class A Common Stock were purchased for contributions made in fiscal year 2001: David Schwartz, 0 shares; James J. Bennett, 0 shares; Sanford S. Wadler, 0 shares; Norman Schwartz, 0 shares; John Goetz, 212 shares; all executive officers as a group, 1,066 shares; and all other employees, 77,776 shares. These shares have been adjusted for the March 2002 two-for-one stock split effected in the form of a 100% stock dividend.

Federal Income Tax Consequences

   The following discussion is a general summary of the current material U.S. federal income tax consequences to U.S. participants in the Purchase Plan. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances, nor does it describe state or other tax consequences. The Purchase Plan is intended to meet the requirements of an "employee stock purchase plan" under Section 423 of the Internal Revenue Code.

   Neither the grant of the right to purchase shares, nor the purchase of shares, under the Purchase Plan has a federal income tax effect on employees or the Company. Any United States tax liability to the employee and any tax deductions to the Company are deferred until the employee sells the shares, disposes of the shares by gift or dies.

   In general, if shares are held for more than one year after they are purchased and for more than two years from the beginning of the enrollment period in which they are purchased, or if the employee dies while owning the shares, gain on the sale or other disposition of the shares constitutes ordinary income to an employee (with no corresponding deduction to the Company) to the extent of the lesser of (1) 15% of the fair market value of the shares at the beginning of the enrollment period, or (2) the gain on the sale (the amount by which the market value of the shares on the date of sale, gift or death, exceeds the employee's purchase price). Any additional gain is a capital gain. If the shares are sold or disposed of prior to meeting both of the holding periods, an employee recognizes ordinary income (and the Company receives a corresponding deduction) to the extent that the fair market value of the shares at the date of the purchase exceeds the employee's purchase price. Any appreciation or depreciation after the date of the employee's purchase (measured with respect to the market value of the shares on the date of the employee's purchase) is treated as capital gain or loss.

   The Board of Directors recommends that you vote FOR the proposal to amend the Amended and Restated 1988 Employee Stock Purchase Plan.

                              IV.  OTHER MATTERS

   At the date of this Proxy Statement, the Board of Directors does not know of any business to be presented for consideration at the meeting other than that described above. If any other business should properly come before the meeting, the shares represented by Proxies will be voted in accordance with the judgment of the persons named in such Proxies.

   The annual report of the Company for the year ended December 31, 2001, including financial statements, has been mailed, or is being mailed concurrently with this Proxy Statement, to all stockholders of the Company as of the record date for the annual meeting.

   Stockholders of record on March 8, 2002 may obtain copies without charge of the Company's annual report on Form 10-K (excluding exhibits) filed with the SEC by contacting:

                          Bio-Rad Laboratories, Inc.
                           Attn: Corporate Secretary
                            1000 Alfred Nobel Drive
                              Hercules, CA 94547

                            http://www.bio-rad.com

                             STOCKHOLDER PROPOSALS

   If you want the Company to consider including a proposal in next year's proxy statement, you must deliver it in writing to Bio-Rad Laboratories, Inc. at 1000 Alfred Nobel Drive, Hercules, California 94547, Attention: Secretary, no later than December 2, 2002.

   If you want to present a proposal at next year's annual meeting but do not wish to have it included in the Company's proxy statement, you must submit it in writing to the Company at the above address by March 10, 2003.

                                          By order of the Board of Directors
                                          BIO-RAD LABORATORIES, INC.

                                          SANFORD S. WADLER, Secretary

Hercules, California
April 1, 2002

                                  APPENDIX A

                           AMENDMENT TO THE AMENDED
                       1988 EMPLOYEE STOCK PURCHASE PLAN

   This Amendment to the Bio-Rad Laboratories, Inc. Amended 1988 Employee Stock Purchase Plan (the "Amendment") is adopted by Bio-Rad Laboratories, Inc., a
Delaware corporation (the "Company"), effective as of             , 2002.

                                   RECITALS:

A. The Company's Amended 1988 Employee Stock Purchase Plan (the "ESPP") was adopted by the Board of Directors (the "Board") on March 2, 1988, and approved by the stockholders of the Company on April 26, 1988.

B. The ESPP currently authorizes 1,490,000 shares of Common Stock for sale under the ESPP. This amendment increases the aggregate number of shares of Common Stock subject to the ESPP from 1,490,000 to 1,890,000.

C. Section 19 of the ESPP provides that the Board may amend the ESPP, subject in certain instances to receipt of approval of the stockholders of the Company.

D. Effective February 5, 2002, the Board unanimously recommended and the Board unanimously adopted this Amendment in the form given below (the "Amendment").

E. The Amendment was approved by the stockholders of the Company at its Annual Meeting of Stockholders held on April 23, 2002.

                                   AMENDMENT

   1. The first paragraph of Section 3 of the ESPP is hereby amended to read in its entirety as follows:

    "3 Number of Shares

       The Company has authorized for sale under the Plan 1,890,000 shares of Common Stock, which shares may be newly issued, reacquired in private transactions or purchased on the open market."

   The undersigned, Sanford S. Wadler, Secretary of the Company, hereby certifies that the Board and the stockholders of the Company adopted the foregoing Amendment as stated above.

   Executed at Hercules, California this        day of       , 2002.

                                          _____________________________________
                                          Sanford S. Wadler, Secretary

                                  APPENDIX B

Proxy
Class A Common Stock

                          BIO-RAD LABORATORIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

                                April 23, 2002

   The undersigned does hereby appoint DAVID SCHWARTZ and SANFORD S. WADLER and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class A Common Stock of Bio-Rad Laboratories, Inc. ("Bio-Rad") of record in the name of the undersigned at the close of business on March 8, 2002, at the Annual Meeting of Stockholders, to be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California, on Tuesday, April 23, 2002 at 4:00 p.m., Pacific Time, and at any adjournments or postponements thereof:

           PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE

               (Continued and to be signed on the reverse side.)

This proxy will be voted as specified below. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s). This proxy confers authority for each of the persons indicated on the reverse to vote in his discretion on other matters which may properly come before the meeting. The Board of Directors recommends a Vote FOR Items 1, 2 and 3.

Item 1. ELECTION OF THE FOLLOWING DIRECTORS: ALBERT J. HILLMAN, PHILIP L. PADOU.

   For All        Withhold All         For All Except
     [_]               [_]                 [_]

_______________________________________________________________________________
(Instructions: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) above.)

Item 2. PROPOSAL to ratify the selection of Arthur Andersen LLP to serve as the Company's independent auditors.

     For       Against       Abstain
      [_]        [_]           [_]

Item 3. PROPOSAL to amend the Amended 1988 Employee Stock Purchase Plan to increase the authorized number of shares available for sale thereunder by 400,000.

     For       Against       Abstain
      [_]        [_]           [_]

   Dated: ___________________________________________________________________

   Signature: _______________________________________________________________

   Signature,
   If held jointly: _________________________________________________________

   Receipt of the Notice of Annual Meeting of Stockholders and proxy statement is hereby confirmed.

   Please sign exactly as your name appears hereon or on the stock certificate. Executors, administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign. No witness or notarization is necessary.

--------------------------------------------------------------------------------
                          /\ FOLD AND DETACH HERE /\

                            YOUR VOTE IS IMPORTANT!

           PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

Proxy
Class B Common Stock

                          BIO-RAD LABORATORIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

                                April 23, 2002

   The undersigned does hereby appoint DAVID SCHWARTZ and SANFORD S. WADLER and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class B Common Stock of Bio-Rad Laboratories, Inc. ("Bio-Rad") of record in the name of the undersigned at the close of business on March 8, 2002, at the Annual Meeting of Stockholders, to be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California, on Tuesday, April 23, 2002 at 4:00 p.m., Pacific Time, and at any adjournments or postponements thereof:

           PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE

               (Continued and to be signed on the reverse side.)

This proxy will be voted as specified below. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s). This proxy confers authority for each of the persons indicated on the reverse to vote in his discretion on other matters which may properly come before the meeting. The Board of Directors recommends a Vote FOR Items 1, 2 and 3.

Item 1. ELECTION OF THE FOLLOWING DIRECTORS: JAMES J. BENNETT,
        RUEDIGER NAUMANN-ETIENNE, ALICE N. SCHWARTZ, DAVID SCHWARTZ AND NORMAN SCHWARTZ.

   For All        Withhold All         For All Except
     [_]               [_]                 [_]

_______________________________________________________________________________
(Instructions: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) above.)

Item 2. PROPOSAL to ratify the selection of Arthur Andersen LLP to serve as the Company's independent auditors.

     For       Against       Abstain
      [_]        [_]           [_]

Item 3. PROPOSAL to amend the Amended 1988 Employee Stock Purchase Plan to increase the authorized number of shares available for sale thereunder by 400,000.

     For       Against       Abstain
      [_]        [_]           [_]

   Dated: ___________________________________________________________________

   Signature: _______________________________________________________________

   Signature,
   If held jointly: _________________________________________________________

   Receipt of the Notice of Annual Meeting of Stockholders and proxy statement is hereby confirmed.

   Please sign exactly as your name appears hereon or on the stock certificate. Executors, administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign. No witness or notarization is necessary.

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           PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.